EXHIBIT 99.1

MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	April 30, 2019	PETITION DATE:	January 29, 2019

1.
Debtors in possession (or trustee) hereby submit this Monthly Operating Report on the Accrual Basis of accounting (or if checked here      the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtors).

Dollars reported in $ millions

2.	Asset and Liability Structure	End of Current	End of Prior	As of Petition
		Month	Month	Filing (1)
	a. Current Assets	$11,793	$10,693	$9,091
	b. Total Assets	$83,586	$82,287	$79,809
	c. Current Liabilities	$5,031	$4,808	$3,740
	d. Total Liabilities	$70,389	$69,158	$66,888

3.	Statement of Cash Receipts & Disbursements for Month	End of Current Month	End of Prior Month	Cumulative (Case to Date)
	a. Total Receipts	$2,942	$2,219	$7,564
	b. Total Disbursements	$(2,206)	$(1,497)	$(4,749)
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$736	$722	$2,815
	d. Cash Balance Beginning of Month	$2,989	$2,267	$910
	e. Cash Balance End of Month (c + d)	$3,725	$2,989	$3,725

		End of Current Month	End of Prior Month	Cumulative (Case to Date) (1)
4.	Profit/(Loss) from the Statement of Operations	$70	$136	$205
5.	Account Receivables (Pre and Post-Petition)	$4,414	$4,852
6.	Post-Petition Liabilities	$3,369	$1,747
7.	Past Due Post-Petition Account Payables (over 30 days) (2)	$—	$—

(1) Data as of January 29, 2019 is not available, January 31, 2019 data used as Petition Date.
(2) In the ordinary course, in most instances the Debtors’ process for validating items for payment to suppliers requires the matching of a vendor invoice with a purchase order and, additionally, with a goods receipt (reflecting the Debtors’ acknowledgment of the delivery of goods or completion of services).  That matching process extends the timeline for a vendor invoice to be cleared for payment until such time as the validation operation is fully complete.  The Debtors are actively engaged on an ongoing basis with their supplier base to minimize the invoice matching and validation time frame.  To the best of the Debtors’ knowledge, in all instances where the invoice matching process has been satisfactorily completed for post-petition vendor activity, the Debtors do not have any past due post-petition accounts payable as of April 30, 2019.

At the end of this reporting month:		Yes	No
8.
Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
✓
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		✓
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	✓
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	✓
12.	Are the estates insured for replacement cost of assets and for general liability?	✓
13.	Are a plan and disclosure statement on file?		✓
14.	Was there any post-petition borrowing during this reporting period?	✓

15.	Check if paid:
	Post-petition taxes:	✓
	U.S. Trustee Quarterly Fees:	N/A
	Tax reporting and tax returns:	✓

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	May 30, 2019	/s/ DAVID S. THOMASON
David S. Thomason
Vice President, Controller, PG&E Corporation
Vice President, Chief Financial Officer and Controller, Pacific Gas and Electric Company

UNAUDITED STATEMENTS OF INCOME
FOR THE MONTH ENDED APRIL 30, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Operating Revenues
Electric		$845	$—	$845
Natural gas		346	—	346
Total operating revenues		1,191	—	1,191
Operating Expenses
Cost of electricity		180	—	180
Cost of natural gas		54	—	54
Operating and maintenance		644	—	644
Depreciation, amortization, and decommissioning		266	—	266
Total operating expenses		1,144	—	1,144
Operating Income		47	—	47
Interest income		7	—	7
Interest expense		(17)	—	(17)
Other income, net		21	—	21
Reorganization items, net	Item 15	(10)	1	(9)
Income Before Income Taxes		48	1	49
Income tax benefit		(21)	—	(21)
Net Income		69	1	70
Preferred stock dividend requirement		—	—	—
Income Available for Common Stock		$69	$1	$70

UNAUDITED STATEMENTS OF INCOME
PETITION DATE THROUGH APRIL 30, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Operating Revenues
Electric		$3,637	$—	$3,637
Natural gas		1,564	—	1,564
Total operating revenues		5,201	—	5,201
Operating Expenses
Cost of electricity		778	—	778
Cost of natural gas		393	—	393
Operating and maintenance		2,749	(17)	2,732
Depreciation, amortization, and decommissioning		1,064	—	1,064
Total operating expenses		4,984	(17)	4,967
Operating Income		217	17	234
Interest income		28	1	29
Interest expense		(117)	(2)	(119)
Other income, net		89	4	93
Reorganization items, net	Item 15	(121)	(15)	(136)
Income Before Income Taxes		96	5	101
Income tax benefit		(107)	2	(105)
Net Income		203	3	206
Preferred stock dividend requirement		—	—	1
Income Available for Common Stock		$203	$3	$205

UNAUDITED BALANCE SHEETS
AS OF APRIL 30, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
ASSETS
Current Assets
Cash and cash equivalents	Items 10 and 11	$3,318	$421	$3,739
Accounts receivable
Customers (net of allowance for doubtful accounts of $57)	Item 4	929	—	929
Accrued unbilled revenue		815	—	815
Regulatory balancing accounts		1,981	—	1,981
Other		2,679	99	2,670
Regulatory assets		195	—	195
Inventories	Item 3
Gas stored underground and fuel oil		83	—	83
Materials and supplies		474	—	474
Income taxes receivable		262	2	264
Other		643	—	643
Total current assets		11,379	522	11,793
Property, Plant, and Equipment
Electric		60,256	—	60,256
Gas		22,081	—	22,081
Construction work in progress		2,563	—	2,563
Other Plant in Service		18	2	20
Total property, plant, and equipment		84,918	2	84,920
Accumulated depreciation		(25,379)	(2)	(25,381)
Net property, plant, and equipment	Item 7	59,539	—	59,539
Other Noncurrent Assets
Regulatory assets		5,115	—	5,115
Nuclear decommissioning trusts		2,971	—	2,971
Operating lease right of use asset		2,712	9	2,721
Income taxes receivable		67	82	149
Other		1,163	12,888	1,298
Total other noncurrent assets		12,028	12,979	12,254
TOTAL ASSETS		$82,946	$13,501	$83,586

UNAUDITED BALANCE SHEETS
AS OF APRIL 30, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Short-term borrowings		$—	$—	$—
Long-term debt, classified as current		—	—	—
Accounts payable	Item 5
Trade creditors		1,161	—	1,161
Regulatory balancing accounts		1,331	—	1,331
Other		439	28	357
Operating lease liabilities		538	3	541
Disputed claims and customer refunds		—	—	—
Interest payable		5	—	5
Wildfire-related claims		—	—	—
Other		1,650	(14)	1,636
Total current liabilities		5,124	17	5,031
Noncurrent Liabilities
Long-term debt		—	—	—
Debtor-in-possession financing	Item 6	1,500	—	1,500
Regulatory liabilities		8,841	—	8,841
Pension and other postretirement benefits		1,948	—	1,948
Asset retirement obligations		6,073	—	6,073
Deferred income taxes	Item 8	3,374	(122)	3,252
Operating lease liabilities		2,174	6	2,180
Other		2,263	60	2,293
Total noncurrent liabilities		26,173	(56)	26,087
Liabilities Subject to Compromise	Item 9	38,491	780	39,271
Shareholders’ Equity
Preferred stock		258	—	258
Common stock		1,322	13,020	13,000
Additional paid-in capital		8,550	—	(6)
Reinvested earnings		3,029	(251)	(46)
Accumulated other comprehensive (loss) income		(1)	(9)	(9)
Total shareholders’ equity		13,158	12,760	13,197
Noncontrolling Interest - Preferred Stock of Subsidiary		—	—	—
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY		$82,946	$13,501	$83,586

1.    BASIS OF PRESENTATION

General

On January 29, 2019, PG&E Corporation (the “Corporation”) and its subsidiary, Pacific Gas and Electric Company (the “Utility”) (together with the Corporation, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”). The Corporation’s and the Utility’s Chapter 11 cases are being jointly administered under the caption In re: PG&E Corporation and Pacific Gas and Electric Company, Case No. 19-30088 (DM) (the “Chapter 11 Cases”). The Debtors continue to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed in either of the Chapter 11 Cases.

On February 12, 2019, the United States Trustee (the “U.S. Trustee”) appointed an Official Committee of Unsecured Creditors. On February 15, 2019, the U.S. Trustee appointed an Official Committee of Tort Claimants.

Debtor-in-Possession Financial Statements

Financial Accounting Standards Board Accounting Standards Codification 852 (Reorganizations) (“ASC 852”), which is applicable to companies in Chapter 11, requires that financial statements for periods after the filing of a Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The financial statements have been prepared in accordance with ASC 852. The accompanying financial statements have been prepared solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ Chapter 11 Cases (the “Monthly Operating Reports”). The Debtors caution investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of the Debtors.

The financial information contained in the Monthly Operating Reports is unaudited, limited in scope, and as such, has not been subject to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America. The Monthly Operating Reports should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of the Corporation and the Utility and any of their non-debtor subsidiaries, as the results of operations contained in the Monthly Operating Reports are not necessarily indicative of results which may be expected for any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

The Utility’s unaudited financial statements reflected under the column “Pacific Gas and Electric Company” are presented on a consolidated basis and include the accounts of the Utility and the following subsidiaries of the Utility that individually and in aggregate are immaterial: Eureka Energy Company, Midway Power, LLC, Pacific Energy Fuels Company, and Standard Pacific Gas Line Incorporated.

The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation” are presented on a consolidated basis and include the accounts of the following subsidiaries of the Corporation that individually and in aggregate are immaterial: PCG Capital, Inc., PG&E Corporation Support Services, Inc., and PG&E Corporation Support Services II, Inc.  The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation” exclude the accounts of the Utility.

The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation, Consolidated” are presented on a consolidated basis and include the accounts of the Corporation, the Utility, and other wholly owned and controlled subsidiaries.

These unaudited financial statements differ from the requirements of generally accepted accounting principles in that they exclude certain financial statements (statements of cash flows, shareholders’ equity, and other comprehensive income), relevant footnotes and certain reclassifications.

These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement, when reported on a quarterly basis, may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

Liabilities Subject to Compromise

As a result of the Chapter 11 Cases, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court confirms a Chapter 11 plan of reorganization and such plan becomes effective. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on the Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

Reorganization Items

ASC 852 requires expenses and income directly associated with the Chapter 11 Cases to be reported separately in the income statement. Reorganization items are reported net and include expenses related to legal advisory and representation services, other professional consulting and advisory services, debtor-in-possession financing fees and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed, net of interest income.

Post-Petition Liabilities

Post-petition liabilities reflected in the Monthly Operating Report include Accounts payable – trade creditors, Accounts payable – other, and Other current liabilities, excluding amounts pertaining to regulatory liabilities.

2.    CHAPTER 11 FILING

On January 29, 2019, the Debtors filed the Chapter 11 Cases with the Bankruptcy Court. The Debtors continue to operate their businesses as debtors in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On January 31, 2019, the Bankruptcy Court approved, on an interim basis, certain motions (the “First Day Motions”) authorizing, but not directing, the Debtors to, among other things, (a) secure $5.5 billion of debtor-in-possession financing; (b) continue to use the Debtors’ cash management system; and (c) pay certain prepetition claims relating to (i) certain safety, reliability, outage, and nuclear facility suppliers; (ii) shippers, warehousemen, and other lien claimants; (iii) taxes; (iv) employee wages, salaries, and other compensation and benefits; and (v) customer programs, including public purpose programs. The First Day Motions were subsequently approved by the Bankruptcy Court on a final basis at hearings on February 27, 2019, March 12, 2019, March 13, 2019, and March 27, 2019.

For additional information regarding the Chapter 11 Cases, refer to the website maintained by Prime Clerk, LLC, the Company’s claims and noticing agent, at http://restructuring.primeclerk.com/pge.

3.    INVENTORY

Inventories are carried at weighted-average cost and include natural gas stored underground as well as materials and supplies.  Natural gas stored underground is recorded to inventory when injected and then expensed as the gas is withdrawn for distribution to customers or to be used as fuel for electric generation.  Materials and supplies are recorded to inventory when purchased and expensed or capitalized to plant, as appropriate, when consumed or installed.

4.    ACCOUNTS RECEIVABLE

The following reflects the balance of the Utility’s Accounts receivable – Customers as of April 30, 2019:

(in millions)	Accounts Receivable – Customers (Pre and Post-Petition)
Receivables Aging
0 -30 Days	$473
31-60 Days	144
61-90 Days	60
91+ Days	150
Unmailed invoices	123
Total accounts receivable – Customers	950
Other (1)	36
Allowance for doubtful accounts	(57)
Accounts receivable – Customers (net)	$929

(1) Represents Department of Water Resources bond charge, credit balance reclassification, and unidentified receipts.

5.    ACCOUNTS PAYABLE

To the best of the Debtors’ knowledge, all undisputed, validated post-petition accounts payable have been and are being paid under agreed-upon payment terms.

In the ordinary course, in most instances the Debtors’ process for validating items for payment to suppliers requires the matching of a vendor invoice with a purchase order and, additionally, with a goods receipt (reflecting the Debtors’ acknowledgment of the delivery of goods or completion of services).  That matching process extends the timeline for a vendor invoice to be cleared for payment until such time as the validation operation is fully complete.  The Debtors are actively engaged on an ongoing basis with its supplier base to minimize the invoice matching and validation time frame.  To the best of the Debtors’ knowledge, in all instances where the invoice matching process has been satisfactorily completed for post-petition vendor activity, the Debtors do not have any past due post-petition accounts payable as of April 30, 2019.

6.    DEBTOR-IN-POSSESSION (“DIP”) FINANCING

The following table summarizes the Corporation’s and the Utility’s outstanding borrowings and availability under their DIP credit facilities at April 30, 2019:

(in millions)	Credit Facility Limit		Borrowings Against Term Loan	Borrowings Against Revolver	Letters of Credit Outstanding	Available Facility
PG&E Corporation	$—		$—	$—	$—	$—
Utility	5,500	(1)	1,500	—	269	3,731
Total DIP revolving credit facilities	$5,500		$1,500	$—	$269	$3,731

(1) Includes $1.5 billion of letter of credit subfacility.

7.    PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment are reported at the lower of their historical cost less accumulated depreciation or fair value.  Historical costs include labor and materials, construction overhead, and allowance for funds used during construction.  PG&E Corporation Consolidateds balances of its property, plant, and equipment were as follows at April 30, 2019:

(in millions)	PG&E Corporation Consolidated
Electric (1)	$60,256
Gas	22,081
Construction work in progress	2,563
Other Plant in Service	20
Total property, plant, and equipment	84,920
Accumulated depreciation	(25,381)
Net property, plant, and equipment	$59,539

(1) Balance includes nuclear fuel inventories.  Stored nuclear fuel inventory is stated at weighted-average cost.  Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output.

8.    PAYMENT OF TAXES

To the best of the Debtors’ knowledge, the Corporation and the Utility are current on all taxes payable.

9.    LIABILITIES SUBJECT TO COMPROMISE

The following reflects the balance of liabilities subject to compromise as of April 30, 2019:

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Financing Debt (1)	$21,811	$650	$22,461
Wildfire-related Claims	14,212	—	14,212
Trade creditors	1,792	4	1,796
Non-qualified benefit plan	17	123	140
2001 bankruptcy disputed claims	221	—	221
Customer deposits & advances	274	—	274
Reserve and Others	164	3	167
Total Liabilities Subject to Compromise	$38,491	$780	$39,271

(1) At April 30, 2019, the Corporation and the Utility had $650 million and $21,526 million in aggregate principal amount of indebtedness, respectively. Utility financing debt also includes $285 million of accrued contractual interest to the Petition Date.

10.    RECAPITULATION OF FUNDS HELD AT END OF MONTH

The following reflects the bank balances of the Corporation and the Utility as of April 30, 2019:

Legal Entity	Bank	Account No.	Balance, End of Month (in ones)
PG&E Corporation	The Bank of New York Mellon	8400	$420,250,000
PG&E Corporation	The Bank of New York Mellon	9023	689,324
PG&E Corporation	Bank of America	7107	745,149
PG&E Corporation	The Bank of New York Mellon	4558	—
PG&E Corporation	Union Bank of California	9557	737
PG&E Corporation	Bank of America	0X30	—
PG&E Corporation	Barclays Capital Inc.	1362	—
PG&E Corporation	BNP Paribas	0652	—

PG&E Corporation	Citigroup Global Markets	0473	—
PG&E Corporation	Goldman, Sachs & Co	0609	—
PG&E Corporation	JP Morgan Chase Bank, N.A.	0698	—
PG&E Corporation	Merrill Lynch	0X30	—
PG&E Corporation	Mitsubishi UFJ Securities USA, INC.	0189	—
PG&E Corporation	Morgan Stanley / ISG Operations	4966	—
PG&E Corporation	RBC Capital Markets	2226	—
PG&E Corporation	Royal Bank of Scotland	2141	—
PG&E Corporation	Wells Fargo Securities, LLC	7221	—
PG&E Corporation	Bank of America	7981	—
PG&E Corporation	The Bank of New York Mellon	9946	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8400	3,262,500,000
Pacific Gas & Electric Company	Union Bank of California	5581	30,981,715
Pacific Gas & Electric Company	Citibank N. A.	2091	256,007
Pacific Gas & Electric Company	Bank of America	3212	492,416
Pacific Gas & Electric Company	The Bank of New York Mellon	9994	730,075
Pacific Gas & Electric Company	The Bank of New York Mellon	7822	—
Pacific Gas & Electric Company	The Bank of New York Mellon	5477	—
Pacific Gas & Electric Company	Royal Bank of Canada	0446	324,989
Pacific Gas & Electric Company	Bank of America	7115	2,298,149
Pacific Gas & Electric Company	U.S. Bank	2311	283,403
Pacific Gas & Electric Company	Bank of America	2988	46,717
Pacific Gas & Electric Company	The Bank of New York Mellon	3044	—
Pacific Gas & Electric Company	Bank of America	2302	408,857
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	4XL9	3,040
Pacific Gas & Electric Company	The Bank of New York Mellon	4122	311,665
Pacific Gas & Electric Company	The Bank of New York Mellon	3532	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.2	—
Pacific Gas & Electric Company	Bank of America	0817	—
Pacific Gas & Electric Company	Bank of America	1675	—
Pacific Gas & Electric Company	Citibank N. A.	0901	—
Pacific Gas & Electric Company	Citibank N. A.	1958	—
Pacific Gas & Electric Company	Citibank N. A.	2316	—
Pacific Gas & Electric Company	Citigroup Global Markets	6473	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.13	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.14	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.15	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.16	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.2	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.3	—

Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.4	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.5	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.9	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.10	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.10	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.13	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.14	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.15	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.16	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.17	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.18	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.19	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.20	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.21	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.22	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.23	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.24	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.3	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.4	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.5	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.9	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	387.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	7110	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8400	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8544	4,875
Pacific Gas & Electric Company	The Bank of New York Mellon	9990	4,811,410
Pacific Gas & Electric Company	The Bank of New York Mellon	4017	—
Pacific Gas & Electric Company	The Bank of New York Mellon	0143	—
Pacific Gas & Electric Company	Wells Fargo Bank N.A.	9578	—
Pacific Gas & Electric Company	The Bank of New York Mellon	9978	—
Total Funds on Hand for all Accounts (1)(2)			$3,725,138,528

(1) Schedule does not include Wells Fargo accounts 5300 and 5400; these accounts are held by grantor trusts relating to post-service benefits to directors, officers, and other highly paid employees, which have a combined value of $172,459,825. The grantor trusts are considered assets of the Corporation subject to creditor claims.
(2) Balances will not tie to the Balance Sheets as they are per bank and due to the exclusion of non-debtor bank accounts.

11.    CASH RECEIPTS AND DISBURSEMENTS

The following reflects the cash receipts and disbursements of the Corporation and the Utility for the month ended April 30, 2019:

(in ones)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Beginning Cash (1)(2)	$2,576,912,363	$412,353,767	$2,989,266,130
Total receipts (3)	1,781,300,138	20,234,336	1,801,534,474
Total disbursements (3)	(2,195,592,583)	(10,789,437)	(2,206,382,020)
DIP borrowing and repayments, net (net of fees)	1,140,719,944	—	1,140,719,944
Total Change in Cash	726,427,499	9,444,899	735,872,398
Ending Cash (1)(2)	$3,303,339,862	$421,798,666	$3,725,138,528

(1) Calculated using balance per bank.
(2) Balances will not tie to the Balance Sheets as they are per bank and due to the exclusion of non-debtor bank accounts.
(3) Includes intercompany receipts and disbursements between the Corporation and the Utility.

12.     PAYMENTS ON PRE-PETITION DEBT

The following reflects the payments for the month ended April 30, 2019 made in accordance with the authority granted by the Bankruptcy Court pursuant to the First Day Motions.

(in millions)	Disbursed in Month
First Day Motions
Operational Integrity Supplier	$29
Cash Management	1
NGX - CAISO	—
Public Purpose Programs	71
Shippers / Liens	15
Tax	187
Employee Wage and Benefits	151
Insurance	4
503(b)(9) (1)	2
Total	$460

(1) Pursuant to the Operational Integrity Motion Debtors are allowed to pay valid 503(b)(9) claims.

13.     PAYMENTS FOR RETAINED PROFESSIONALS

There were no payments made to bankruptcy professionals retained under section 327 or 363 of the Bankruptcy Code during the month ended April 30, 2019.

14.     PAYMENTS TO INSIDERS

The following reflects the cash payments made to insiders of the Corporation and the Utility during the month ended April 30, 2019. Other than reimbursement for reasonable expenses incurred in connection with attending Board of Directors meetings, Board of Directors committee meetings, or participating in other activities undertaken on behalf of the Corporation and the Utility, there were no payments made to non-employee directors during the reporting period.

(in ones)		Total Payments for Month (2)
Name	Title (1)
Loraine Giammona	Senior Vice President and Chief Customer Officer	$40,465
Julie Kane	Senior Vice President, Chief Ethics and Compliance Officer, and Deputy General Counsel, PG&E Corporation and Pacific Gas and Electric Company	40,444
Kathleen Kay	Senior Vice President and Chief Information Officer	35,048
Michael Lewis	Senior Vice President, Electric Operations	37,500
Janet Loduca	Senior Vice President and Interim General Counsel, PG&E Corporation and Pacific Gas and Electric Company	52,298	(3)
Steven Malnight	Senior Vice President, Energy Supply and Policy	85,286	(4)
Dinyar Mistry	Senior Vice President, Human Resources and Chief Diversity Officer, PG&E Corporation and Pacific Gas and Electric Company	42,667
John Simon	Interim Chief Executive Officer, PG&E Corporation	50,782
Jesus Soto	Senior Vice President, Gas Operations	47,917
David Thomason	Vice President, Chief Financial Officer, and Controller, Pacific Gas and Electric Company Vice President and Controller, PG&E Corporation	27,548
Fong Wan	Senior Vice President, Energy Policy and Procurement	34,948
Jason Wells	Senior Vice President and Chief Financial Officer, PG&E Corporation	52,965
James Welsch	Vice President, Nuclear Generation and Chief Nuclear Officer	$43,498

(1) Except as otherwise noted, all positions have been held at the Utility.
(2) Payments primarily consist of salary.
(3) Includes temporary monthly compensation increase as a result of promotion in January 2019 to position of Interim General Counsel.
(4) Steven Malnight resigned effective April 12, 2019, payment includes prorated salary and payout of accrued vacation.

15.     REORGANIZATION ITEMS

The following reflects reorganization items, net, post-petition through April 30, 2019:

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Debtor-in-possession financing costs	$97	$17	$114
Legal and other	39	1	40
Interest income	(15)	(3)	(18)
Adjustments to LSTC	—	—	—
Trustee fees	—	—	—
Total reorganization items, net	$121	$15	$136